Exhibit 10(b)

CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

We hereby consent to the reference to our firm included in Part A and Part B of Amendment No. 9 to Registration Statement on Form N-1A (No. 811-7885) of Quantitative Master Series Trust.

/s/Swidler Berlin Shereff Friedman, LLP
---------------------------------------
Swidler Berlin Shereff Friedman, LLP
New York, New York
October 27, 2000